                                                                                            Execution Copy
                                   ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION  AGREEMENT,  dated as of August 25, 2006, between  Residential  Funding
Corporation,  a Delaware  corporation  ("RFC") and Residential  Asset Securities  Corporation,  a Delaware
corporation (the "Company").

                                                 Recitals

         A.       RFC has entered into seller  contracts  ("Seller  Contracts")  with certain  sellers and servicers.

         B.       The  Company  wishes  to  purchase  from RFC  certain  Mortgage  Loans  (as  hereinafter defined) originated pursuant to the Seller Contracts.

         C.       The Company,  RFC, as master servicer,  and U.S. Bank National  Association,  as trustee
(the  "Trustee"),  are entering into a Pooling and  Servicing  Agreement  dated as of August 1,  2006 (the
"Pooling and Servicing  Agreement"),  pursuant to which the Trust  proposes to issue Home Equity  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-EMX7  (the  "Certificates")  consisting of fifteen classes  designated  as Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class M-1,  Class M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB and Class R  representing beneficial  ownership  interests  solely in a trust fund consisting  primarily of a pool of adjustable and fixed rate  one-to  four-family  first and  junior  lien  mortgage  loans  identified  on Exhibit F to the
Pooling and Servicing Agreement (the "Mortgage Loans").

         D.       In connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the Class SB and Class R Certificates (the "Retained Certificates").

         E.       In  connection  with  the  purchase  of the  Mortgage  Loans  and  the  issuance  of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

         F.       The Company and RFC intend that the  conveyance  by RFC to the Company of all its right, title and interest in and to the Mortgage  Loans pursuant to this  Agreement  shall  constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

         1.       All  capitalized  terms used but not defined  herein  shall have the  meanings  assigned thereto in the Pooling and Servicing Agreement.

         2.       Concurrently  with the execution and delivery hereof,  RFC hereby assigns to the Company without  recourse  all of its right,  title and  interest  in and to the  Mortgage  Loans,  including  all interest and  principal  received on or with  respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in August,  2006). In  consideration  of such  assignment,  RFC will receive from the Company,  in immediately  available funds, an amount equal to
$494,061,750.00  and the Retained  Certificates.  In connection  with such assignment and at the Company's direction,  RFC has in respect of each Mortgage  Loan  endorsed the related  Mortgage Note (other than any
Destroyed Mortgage Note,  hereinafter  defined) to the order of the Trustee and delivered an assignment of mortgage in  recordable  form to the Trustee or its agent.  A "Destroyed  Mortgage  Note" means a Mortgage
Note the original of which was permanently lost or destroyed.

         The  Company  and RFC intend that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the  Mortgage  Loans  pursuant to this  Section 2 shall be, and be construed  as, a sale of the Mortgage Loans by RFC to the Company.  It is,  further,  not intended that such  conveyance be deemed to be a pledge of the  Mortgage  Loans by RFC to the  Company to secure a debt or other  obligation of RFC.  Nonetheless  (a)  this  Agreement  is  intended  to be and  hereby  is  deemed  to be a  security agreement  within  the  meaning of  Articles  8 and 9 of the  Minnesota  Uniform  Commercial  Code and the
Uniform  Commercial Code of any other  applicable  jurisdiction;  (b) the conveyance  provided for in this
Section  shall be deemed to be a grant by RFC to the Company of a security  interest in all of RFC's right
(including  the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to (A) the  Mortgage  Loans,  including the Mortgage Notes,  the Mortgages,  any related insurance  policies  and all other  documents  in the related  Mortgage  Files,  (B) all  amounts  payable pursuant  to the  Mortgage  Loans  in  accordance  with  the  terms  thereof  and (C) any and all  general intangibles  consisting  of,  arising  from or relating to any of the  foregoing,  and all proceeds of the conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including,  without  limitation,  all  amounts  from  time to  time  held  or  invested  in the
Certificate  Account or the Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property;  (c) the  possession  by the Trustee,  the Custodian or any other agent of the Trustee of
Mortgage  Notes or such other items of property as constitute  instruments,  money,  payment  intangibles, negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit,  investment property,  certificated  securities  or chattel  paper  shall be deemed to be  "possession  by the secured party," or  possession  by a purchaser  or a person  designated  by such  secured  party,  for purposes of perfecting  the  security  interest  pursuant to the  Minnesota  Uniform  Commercial  Code and the Uniform
Commercial  Code of any other  applicable  jurisdiction  (including  without  limitation,  Sections 8-106,
9-313 and 9-106 thereof);  and  (d) notifications  to persons holding such property,  and acknowledgments, receipts or  confirmations  from  persons  holding such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts  or  confirmations  from,  financial  intermediaries,  bailees  or  agents  (as applicable)  of the Trustee for the purpose of perfecting  such security  interest under  applicable  law.
RFC  shall,  to the  extent  consistent  with this  Agreement,  take  such  reasonable  actions  as may be necessary  to ensure that,  if this  Agreement  were deemed to create a security  interest in the Mortgage
Loans and the other property  described  above,  such security  interest would be deemed to be a perfected security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the  Company not less than 15 days prior to any filing  date,  and the  Company  shall  file,  or shall cause to be filed,  at the expense of RFC,  all filings  necessary to maintain  the  effectiveness  of any original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the  Company's  security  interest in or lien on the  Mortgage  Loans  including  without  limitation  (x)
continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of
RFC or the Company,  (2) any change of location of the state of formation,  place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

         3.       Concurrently  with the execution and delivery hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Retained  Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

         4.       RFC represents  and warrants to the Company,  with respect to each Mortgage Loan that on the date of execution hereof (or, if otherwise specified below, as of the date so specified),

                  (i)          Immediately  prior to the  delivery of the  Mortgage  Loans to the Company,
RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien or security  interest  (other than (a) rights to servicing  and related  compensation,  and (b) any senior lien relating to a Mortgage Loan listed on Exhibit A attached  hereto (the "Junior Lien Mortgage  Loans"))
and had full right and authority to sell and assign the Mortgage Loans pursuant to this Agreement.

                  (ii)         The proceeds of the Mortgage  Loan have been fully  disbursed,  there is no requirement  for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds  therefor  (including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied with.
All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

                  (iii)        The Mortgagor  (including any party  secondarily  liable under the Mortgage
File) has no right of set-off,  defense,  counterclaim  or right of  rescission  as to any document in the
Mortgage File except as may be provided under the Relief Act.

                  (iv)         RFC and any other  originator,  servicer  or other  previous  owner of each
Mortgage  Loan has obtained all licenses and  effected all  registrations  required  under all  applicable local, state and federal laws,  regulations and orders,  including without limitation truth in lending and disclosure  laws,  necessary to own or originate  the Mortgage  Loans (the failure to obtain such licenses or to comply with such laws, regulations and orders would make such Mortgage Loans void or voidable).

                  (v)          A policy of title  insurance,  in the form and amount  that is in  material compliance  with the Program  Guide,  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect  except for  Mortgaged  Properties  located in the State of
Iowa where an attorney's  certificate  has been provided in accordance  with the Program Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including RFC, has done or omitted to do anything which would impair the coverage of such title insurance policy.

                  (vi)         Each  Mortgage Loan is a valid and  enforceable  first lien (or in the case of the Junior Lien Mortgage  Loans,  junior lien) on the Mortgaged  Property  subject only to (1) the lien
of   nondelinquent   current  real  property  taxes  and  assessments,   (2)  covenants,   conditions  and
restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such Mortgage,  such  exceptions  appearing of record being  acceptable to mortgage  lending  institutions generally or  specifically  reflected in the appraisal  made in  connection  with the  origination  of the related  Mortgage  Loan, and (3) other matters to which like  properties are commonly  subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

                  (vii)        All  improvements  which were considered in determining the Appraised Value of the  Mortgaged  Property lie wholly within the  boundaries  and the building  restriction  lines of the
Mortgaged  Premises,  or the policy of title  insurance  affirmatively  insures  against loss or damage by reason of any  violation,  variation,  encroachment  or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

                  (viii)       There are no  delinquent  tax or  delinquent  assessment  liens against the related  Mortgaged  Property,  and there are no mechanic's  liens or claims for work, labor or material or any other liens  affecting  such  Mortgaged  Property  which are or may be a lien prior to, or equal with, the lien of the Mortgage  assigned to RFC,  except  those liens that are insured  against by the policy of title insurance and described in (v) above.

                  (ix)         Each  Mortgaged  Property is free of material  damage and is in good repair and no notice of condemnation has been given with respect thereto.

                  (x)          The  improvements  upon the Mortgaged  Property are insured against loss by fire and other hazards as required by the Program Guide,  including  flood insurance if required under the
National  Flood  Insurance Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain such casualty  insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so, authorizes the holder of the  Mortgage to obtain and  maintain  such  insurance  at the  Mortgagor's  expense and to seek reimbursement therefore from the Mortgagor.

                  (xi)         The   appraisal   was  made  by  an   appraiser   who  meets  the   minimum
qualifications for appraisers as specified in the Program Guide.

                  (xii)        Each  Mortgage  Note and Mortgage  constitutes  a legal,  valid and binding obligation of the Mortgagor  enforceable  in  accordance  with its terms except as limited by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

                  (xiii)       Each Mortgage Loan is covered by a standard hazard insurance policy.

                  (xiv)        None of the Mortgage Properties are secured by a leasehold estate.

                  (xv)         The  information  set forth on the Mortgage  Loan  Schedule with respect to each  Mortgage  Loan is true and  correct  in all  material  respects  as of the date or dates  which such information is furnished.

                  (xvi)        As of the  Cut-off  Date,  approximately  0.1% of the  Mortgage  Loans  are
Delinquent  in payment of principal or interest by 30 to 59 days.  As of the Cut-Off  Date,  approximately
0.1% of the Mortgage  Loans have been a maximum of 30 to 59 days  Delinquent  in payment of principal  and interest in the last 12 months.  As of the Cut-Off  Date,  none of the Mortgage  Loans are currently 60 or more days  Delinquent in payment of principal and interest.  As of the Cut-Off Date,  none of the Mortgage
Loans have been a maximum of 60 or more days  Delinquent  in payment of principal and interest in the last
12  months.  For the  purposes  of this  representation  a Mortgage  Loan is  considered  Delinquent  if a
Subservicer  or the  Master  Servicer  has made any  advances  on the  Mortgage  Loan  that  have not been reimbursed  out of payments  by the  mortgagor  or on the  mortgagor's  behalf from a source  other than a
Subservicer, a Seller, the Master Servicer or an affiliated entity of either.

                  (xvii)       None  of  the  Mortgage  Loans  with  Loan-to-Value   Ratios,  or  combined
Loan-to-Value  Ratios with respect to Junior Lien Loans,  at origination in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

                  (xviii)      The  weighted  average  Loan-to-Value  Ratio with  respect to the  Mortgage
Loans, by outstanding principal balance at origination, is 83.6%.

                  (xix)        No more than  approximately  0.4% of the  Mortgage  Loans,  by  outstanding principal  balance as of the  Cut-off  Date,  are  located  in any one zip code area in New York.  No more than  approximately  0.3% of the Mortgage  Loans by outstanding  principal  balance as of the Cut-off Date are located in any one zip code area outside of New York.

                  (xx)         All of the  Mortgage  Loans  that are  adjustable-rate  loans  will  adjust semi-annually  based on Six-Month LIBOR.  Each of the Mortgage Loans that are  adjustable-rate  loans will adjust on the Adjustment  Date specified in the related  Mortgage Note to a rate equal to the sum (rounded as described in the related  Mortgage Note) of the related Index  described in the  Prospectus  Supplement and the Note Margin set forth in the related  Mortgage Note,  subject to the limitations  described in the
Prospectus  Supplement,  and each  Mortgage  Loan has an original  term to maturity from the date on which the first monthly payment is due of not more than  approximately  30 years.  On each Adjustment  Date, the
Mortgage  Rate on each  Mortgage  Loan  that is an  adjustable-rate  loan  will be  adjusted  to equal the related Index plus the related  Gross Margin,  subject in each case to the Periodic Rate Cap, the Mortgage
Rate and the Minimum  Mortgage  Rate.  The amount of the monthly  payment on each Mortgage Loan that is an adjustable-rate  loan will be  adjusted  on the first  day of the month  following  the month in which the
Adjustment  Date occurs to equal the amount  necessary  to pay  interest at the  then-applicable  Mortgage
Rate to fully  amortize the  outstanding  principal  balance of such Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

                  (xxi)        With  respect to each  Mortgage  constituting  a deed of trust,  a trustee, duly  qualified  under  applicable  law to serve as such,  has been properly  designated  and currently so serves and is named in such  Mortgage,  and no fees or expenses  are or will become  payable by the holder of the Mortgage Loan to the trustee under the deed of trust,  except in connection  with a trustee's  sale after default by the Mortgagor.

                  (xxii)       Approximately 13.3% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off Date), are units in detached planned unit  developments.  Approximately  2.9% of the  Mortgaged  Properties  (by  outstanding  principal  balance  as of the  Cut-off  Date),  are units in attached  planned unit  developments.  Approximately  1.7% of the  Mortgaged  Properties  (by  outstanding principal  balance as of the Cut-off  Date),  are units in  townhouses.  None of the Mortgaged  Properties are units in  manufactured  housing  developments.  Approximately  6.6% of the  Mortgaged  Properties  (by
outstanding  principal  balance as of the Cut-off Date), are condominium  units.  Each Mortgaged  Property is suitable for year-round occupancy.

                  (xxiii)      Approximately 95.2% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off Date) are secured by the owner's primary  residence.  Approximately  1.5% of the
Mortgaged  Properties  (by  outstanding  principal  balance  as of the  Cut-off  Date) are  secured by the owner's second or vacation  residence.  Approximately  3.3% of the Mortgaged  Properties  (by  outstanding principal balance as of the Cut-off Date) are secured by a non-owner occupied residence.

                  (xxiv)       Approximately 65.5% of the Mortgaged  Properties (by outstanding  principal balance as of the Cut-off Date), are secured by detached  one-family  dwelling units.  Approximately 10.1%
of the Mortgaged  Properties (by  outstanding  principal  balance as of the Cut-off Date),  are secured by two- to four-family dwelling units.

                  (xxv)        The  average  outstanding  principal  balance  of  the  Mortgage  Loans  at origination was  approximately  $159,378.  No Mortgage Loan at origination had a principal balance of less than $10,000 or more than $1,000,000.

                  (xxvi)       As of the Cut-off  Date,  all  Mortgage  Rate  adjustments  on the Mortgage
Loans that have  reached an  Adjustment  Date have been done in  accordance  with the terms of the related
Mortgage Note.

                  (xxvii)      Any escrow  arrangements  established with respect to any Mortgage Loan are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note.

                  (xxviii)     Except as otherwise  specifically  set forth  herein,  there is no default, breach,  violation or event of  acceleration  existing  under any  Mortgage  Note or Mortgage and no event which,  with notice and  expiration  of any grace or cure  period,  would  constitute  a default,  breach, violation or event of acceleration,  and no such default,  breach,  violation or event of acceleration has been waived by RFC or by any other entity involved in originating or servicing a Mortgage Loan.

                  (xxix)       Each  Mortgage  Loan  constitutes  a  "qualified  mortgage"  under  Section
860G(a)(3)(A)  of the Code and Treasury  Regulation  Section 1.860G  2(a)(1),  (2), (4), (5), (6), (7) and
(9),  without  reliance  on the  provisions  of Treasury  Regulation  Section  1.860G  2(a)(3) or Treasury
Regulation  Section 1.860G  2(f)(2) or any other  provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A)
of the Code and Treasury Regulation Section 1.860G 2(a)(1), (2), (4), (5), (6), (7) and (9).

                  (xxx)        No more than 48.7% of the  Mortgage  Loans have been  classified  by RFC as
Credit Grade A4 Mortgage  Loans,  no more than 29.8% of the Mortgage Loans have been  classified by RFC as
Credit Grade A5 Mortgage  Loans,  no more than 10.2% of the Mortgage Loans have been  classified by RFC as
Credit Grade AX Mortgage  Loans,  no more than 5.6% of the Mortgage  Loans have been  classified by RFC as
Credit Grade AM Mortgage  Loans,  no more than 1.6% of the Mortgage  Loans have been  classified by RFC as
Credit Grade B Mortgage  Loans,  and no more than 4.3% of the Mortgage  Loans have been  classified by RFC as Credit Grade C Mortgage Loans, in each case as described generally in the Prospectus Supplement.

                  (xxxi)       No Mortgage Loan is a graduated  payment loan or has a shared  appreciation or contingent interest feature.

                  (xxxii)      With  respect  to  each  Mortgage  Loan,  either  (i)  each  Mortgage  Loan contains a customary  provision for the  acceleration  of the payment of the unpaid  principal  balance of the Mortgage  Loan in the event the related  Mortgaged  Property is sold without the prior  consent of the mortgagee thereunder or (ii) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note.

                  (xxxiii)     No Mortgage Loan provides for deferred interest or negative amortization.

                  (xxxiv)      None of the Mortgage Loans are buydown Mortgage Loans.

                  (xxxv)       Each  Mortgaged  Property is a single  parcel of real estate with a one- to four-unit single family residence  thereon,  a condominium unit, a manufactured  housing unit, a unit in a townhouse,  a planned unit  development,  a leasehold or a modular home; and no Mortgage Property consists of a mobile home or a manufactured housing unit that is not permanently affixed to its foundation.

                  (xxxvi)      No more than  approximately  30.3% of the  Mortgage  Loans (by  outstanding principal  balance as of the  Cut-off  Date),  were made to  Mortgagors  with credit  scores as  described generally in the Prospectus  Supplement of less than 600 excluding  Mortgagors whose credit scores are not available  to RFC.  The  weighted  average of the credit  scores for the  Mortgage  Loans for which Credit
Scores are available to RFC was approximately 618 as of the Cut-off Date.

                  (xxxvii)     No instrument  of release or waiver has been  executed in  connection  with the Mortgage  Loans,  and no Mortgagor  has been  released,  in whole or in part from its  obligations  in connection with a Mortgage Loan.

                  (xxxviii)    The  weighted  average  remaining  term to stated  maturity of the Mortgage
Loans, as of the cut-off date will be  approximately  337 months.  The weighted  average  original term to maturity of the Mortgage Loans, as of the cut-off date will be approximately 339 months.

                  (xxxix)      None of the  Mortgage  Loans are subject to the Home  Ownership  and Equity
Protection Act of 1994 ("HOEPA").

                  (xl)         To the best of RFC's  knowledge,  the  Subservicer  for each  Mortgage Loan has  accurately  and fully  reported its borrower  credit  files to each of the Credit  Repositories  in a timely manner.

                  (xli)        None  of the  proceeds  of any  Mortgage  Loan  were  used to  finance  the purchase of single premium credit insurance policies.

                  (xlii)       No Mortgage  Loan has a prepayment  penalty term that extends  beyond three years after the date of origination.

                  (xliii)      Approximately 62.5% of the Mortgage Loans are Balloon Mortgage Loans.

                  (xliv)       None of the  Mortgage  Loans  are loans  that,  under  applicable  state or local law in effect at the time of  origination  of such Mortgage Loan, are referred to as (1) "high cost"
or  "covered"  loans or (2) any other  similar  designation  if the law imposes  greater  restrictions  or additional legal liability for residential mortgage loans with high interest rates, points and/or fees.

                  (xlv)        [Reserved].

                  (xlvi)       Each  Mortgage  Loan as of the  time  of its  origination  complied  in all material respects with all applicable local,  state and federal laws,  including,  but not limited to, all applicable predatory lending laws.

                  (xlvii)      No  Mortgage  Loan was  originated  on or after  October 1, 2002 and before
March 7, 2003, which is secured by property located in the State of Georgia.

                  (xlviii)     No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the current  version of Appendix E of the  Standard & Poor's  Glossary  For File
Format For LEVELS®  Version  5.7  (attached  hereto as Exhibit B);  provided  that no  representation  and warranty  is made in this clause  (xlviii)  with  respect to 0.1% of the  Mortgage  Loans (by  outstanding principal  balance as of the Cut-off  Date),  secured by  property  located in the State of Kansas or with respect to 0.1% of the Mortgage Loans (by outstanding  principal balance as of the Cut-off Date),  secured by property located in the State of West Virginia.

         Upon  discovery  by RFC or upon  notice  from the  Company  or the  Trustee  of a  breach  of the foregoing  representations  and  warranties in respect of any Mortgage  Loan, or upon the  occurrence of a
Repurchase Event (as described in Section 5 below),  which materially and adversely  affects the interests of any holders of the Certificates,  the Certificate  Insurer or the Company in such Mortgage Loan (notice of which  breach or  occurrence  shall be given to the  Company by RFC,  if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach or Repurchase  Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and  Servicing  Agreement,  either  (i) purchase  such  Mortgage  Loan from the Trustee or the
Company,  as the case may be,  at a price  equal to the  Purchase  Price  for such  Mortgage  Loan or (ii)
substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan in the  manner  and subject to the  limitations  set forth in Section  2.04 of the Pooling  and  Servicing  Agreement.  If the
breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase or substitute a
Mortgage  Loan  pursuant  to this  Section 4 was the  representation  set  forth in clause  (xlvi) of this
Section  4, then RFC shall  pay to the Trust  Fund,  concurrently  with and in  addition  to the  remedies provided  in the  preceding  sentence,  an amount  equal to any  liability,  penalty or  expense  that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that  directly  resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

         5.       With respect to the Mortgage Loans, a repurchase event  ("Repurchase  Event") shall have occurred if it is  discovered  that,  as of the date  hereof,  the related  Mortgage  Loan was not a valid first lien or junior  lien in the case of a Junior  Lien Loan on the related  Mortgaged  Property  subject only to (i) the lien of real  property  taxes and  assessments  not yet due and payable,  (ii)  covenants, conditions,  and restrictions,  rights of way, easements and other matters of public record as of the date of recording of such  Mortgage and such other  permissible  title  exceptions as are listed in the Program
Guide and (iii) other  matters to which like  properties  are  commonly  subject  which do not  materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

         6.       RFC hereby  represents  and warrants to the Company  that with respect to each  Mortgage
Loan,  the REMIC's tax basis in each  Mortgage  Loan as of the  Closing  Date is equal to or greater  than
100% of the Stated Principal Balance thereof.

         7.       This  Agreement  shall  inure to the benefit of and be binding  upon the parties  hereto and their  respective  successors  and assigns,  and no other  person  shall have any right or  obligation hereunder.

         8.       RFC,  as  master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall not waive (or permit a  sub-servicer  to waive) any Prepayment  Charge unless:  (i) the enforceability  thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal  agency has threatened  legal action if the  prepayment  penalty is enforced,
(iii) the  collectability  thereof  shall have been  limited  due to  acceleration  in  connection  with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in  servicing similar  Mortgage  Loans and relates to a default or a reasonably  foreseeable  default and would,  in the reasonable  judgment of the Master Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the  related  Mortgage  Loan.  In no event will the Master  Servicer waive a Prepayment  Charge in connection  with a  refinancing  of a Mortgage Loan that is not related to a default or a  reasonably  foreseeable  default.  If a Prepayment  Charge is waived,  but does not meet the standards  described  above,  then the  Master  Servicer  is  required  to pay the  amount of such  waived
Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial  Account.  Notwithstanding  any other provisions  of this  Agreement,  any  payments  made by the  Master  Servicer  in  respect  of any  waived
Prepayment  Charges  pursuant to this Section shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.
                                         [Signature page follows]

         IN WITNESS  WHEREOF,  the parties have entered into this  Assignment and Assumption  Agreement as of the date first above written.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                     RESIDENTIAL ASSET SECURITIES CORPORATION

                                                     By:________________________________
                                                     Name:
                                                     Title:

                                                EXHIBIT A

                                    LIST OF JUNIOR LIEN MORTGAGE LOANS

                                        [ON FILE WITH THE TRUSTEE]

                                                EXHIBIT B

                             APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                                   FILE FORMAT FOR LEVELS® VERSION 5.7

                                                                                    REVISED April 18, 2006

                  APPENDIX E - Standard & Poor's Predatory Lending Categories

                  Standard & Poor's has categorized loans governed by anti-predatory lending laws in the
Jurisdictions listed below into three categories based upon a combination of factors that include (a)
the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

                  Standard & Poor's High Cost Loan Categorization

---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann. §§ 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Code §§ 757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.           Covered Loan
                                   Ann. §§ 5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- ---------------------------------
Connecticut                        Connecticut Abusive Home Loan                     High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                   §§ 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- ---------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                   §§ 26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. §§              High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 – March 6 2003
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann. §§ 7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C. § 1639, 12
                                   C.F.R. §§ 226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815, §§ 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
---------------------------------- ------------------------------------------------- ---------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   §§ 16a-1-101 et seq.                              Loan (id. § 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999;
                                   Section 16a-3-308a became effective July 1, 1999
                                                                                     ---------------------------------
                                                                                     High APR Consumer Loan (id. §
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- ---------------------------------
Kentucky                           2003 KY H.B. 287 – High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat. §§ 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A, §§ 8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- ---------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§                High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R. §§ 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- ---------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   §§ 598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat. §§ 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et
                                   seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann. §§ 31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

                  Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                                                             Applicable Anti-
                                                  Law/Effective Date                      Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B 22 et
                                   seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

                  Standard & Poor's Home Loan Categorization

---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                                                             Applicable Anti-
                                                  Law/Effective Date                      Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------